Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2026

Financial Highlights

	Quarter Ended			Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Sept. 30	June 30	Sept. 30	Sept. 30	Sept. 30
	2026	2026	2025	2026	2025
Summary Income Statement
Interest income	$6,030	$5,967	$6,286	$17,852	$18,428
Plus: TE adjustment	44	46	51	135	147
Interest income - TE(1)	6,074	6,013	6,337	17,987	18,575
Interest expense	2,367	2,346	2,657	6,969	7,705
Net interest income	3,663	3,621	3,629	10,883	10,723
Net interest income - TE(1)	3,707	3,667	3,680	11,018	10,870
Provision (benefit) for credit losses	(253)	395	436	621	1,382
Net interest income after provision for credit losses	3,916	3,226	3,193	10,262	9,341
Noninterest income	84	1,644	1,558	3,281	4,350
Noninterest expense	3,105	3,055	3,014	9,143	8,906
Income before income taxes	895	1,815	1,737	4,400	4,785
Provision for income taxes	96	262	285	567	832
Net income	799	1,553	1,452	3,833	3,953
Preferred stock dividends and other	115	34	104	253	268
Net Income available to common shareholders	684	1,519	1,348	3,580	3,685
Adjusted net income available to common shareholders(1)	1,423	1,519	1,348	4,319	3,699
Additional Income Statement Information
Revenue	3,747	5,265	5,187	14,164	15,073
Revenue - TE(1)	3,791	5,311	5,238	14,299	15,220
Adjusted revenue - TE(1)	5,304	5,311	5,238	15,812	15,239
PPNR(1)	686	2,256	2,224	5,156	6,314
Adjusted PPNR(1)	2,239	2,256	2,224	6,709	6,333
Key Metrics
Earnings:
Basic EPS	0.57	1.24	1.05	2.92	2.85
Diluted EPS	0.56	1.23	1.04	2.88	2.82
Adjusted EPS-diluted(1)	1.16	1.23	1.04	3.47	2.83
Cash dividends declared per share	0.52	0.52	0.52	1.56	1.56
BVPS	46.78	48.04	46.70
TBVPS(1)	31.90	33.40	32.57
End of period shares outstanding	1,198,488	1,221,626	1,279,246
Weighted average shares outstanding-basic	1,210,179	1,224,867	1,280,571	1,227,751	1,293,341
Weighted average shares outstanding-diluted	1,226,342	1,239,040	1,296,666	1,243,918	1,308,676
ROA	0.6%	1.1%	1.1%	0.9%	1.0%
ROCE	4.7	10.4	9.0	8.1	8.4
ROTCE(1)	7.2	15.4	13.6	12.2	12.8
Adjusted ROTCE(1)	14.6	15.4	13.6	14.6	12.8
NIM - TE(1)	3.00	2.98	3.01	3.00	3.01
Efficiency ratio	82.9	58.0	58.1	64.6	59.1
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases HFI	0.40%	0.51%	0.48%
NCO as a percentage of average loans and leases HFI	0.77	0.50	0.48	0.63%	0.53%
ALLL as a percentage of loans and leases HFI	1.25	1.51	1.54
Ratio of ALLL to nonperforming loans and leases HFI	3.1x	2.9x	3.2x
Average Balances
Assets	$549,766	$550,465	$541,825	$548,138	$536,879
Securities at amortized cost	118,433	118,138	119,180	117,572	121,672
Loans and leases	329,458	331,749	322,070	330,062	314,533
Deposits	410,699	404,869	396,600	404,874	396,445
Common shareholders’ equity	57,899	58,616	59,141	58,791	58,535
Total shareholders’ equity	63,310	63,788	65,049	63,959	64,443
Period-End Balances
Assets	$554,196	$556,023	$543,851
Securities(2)	110,189	114,002	113,544
Securities at amortized cost	115,727	118,574	118,263
Loans and leases	325,488	332,273	325,663
Deposits	413,233	409,379	394,907
Common shareholders’ equity	56,061	58,684	59,739
Total shareholders’ equity	61,472	64,095	65,646
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	10.7%	10.9%	11.0%
Tier 1	12.0	12.2	12.3
Total	13.6	14.0	14.2
Leverage	9.6	9.8	10.2
Supplementary leverage	8.0	8.2	8.5
Liquidity coverage ratio	110	113	110
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the Non-GAAP Reconciliations section of this Quarterly Performance Summary or within the table above for TE measures. Net interest margin –TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(2)Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2026	2025	2025	2026	2025
Interest Income
Interest and fees on loans and leases	$4,689	$4,659	$4,599	$4,778	$4,816	$13,947	$13,966
Interest on securities	897	871	849	896	941	2,617	2,877
Interest on other earning assets	444	437	407	440	529	1,288	1,585
Total interest income	6,030	5,967	5,855	6,114	6,286	17,852	18,428
Interest Expense
Interest on deposits	1,647	1,575	1,525	1,633	1,835	4,747	5,415
Interest on long-term debt	534	485	445	481	523	1,464	1,363
Interest on other borrowings	186	286	286	300	299	758	927
Total interest expense	2,367	2,346	2,256	2,414	2,657	6,969	7,705
Net Interest Income	3,663	3,621	3,599	3,700	3,629	10,883	10,723
Provision (benefit) for credit losses	(253)	395	479	512	436	621	1,382
Net Interest Income After Provision for Credit Losses	3,916	3,226	3,120	3,188	3,193	10,262	9,341
Noninterest Income
Wealth management income	407	375	370	365	374	1,152	1,066
Card and treasury management fees	347	353	338	336	340	1,038	1,024
Investment banking and trading income	324	352	372	335	323	1,048	801
Other deposit revenue	125	120	120	121	125	365	350
Mortgage banking income	113	116	133	119	118	362	333
Lending related fees	120	120	118	98	103	358	297
Securities gains (losses)	(1,447)	—	—	—	—	(1,447)	(19)
Other income	95	208	102	172	175	405	498
Total noninterest income	84	1,644	1,553	1,546	1,558	3,281	4,350
Noninterest Expense
Personnel expense	1,853	1,792	1,727	1,818	1,748	5,372	5,030
Professional fees and outside processing	365	335	313	337	346	1,013	1,083
Software expense	254	239	230	242	233	723	694
Net occupancy expense	180	171	179	176	185	530	534
Equipment expense	77	79	85	90	90	241	261
Marketing and customer development	83	91	79	63	79	253	236
Amortization of intangibles	62	63	64	70	72	189	220
Regulatory costs	61	61	68	7	32	190	156
Other expense	170	224	238	367	229	632	692
Total noninterest expense	3,105	3,055	2,983	3,170	3,014	9,143	8,906
Earnings
Income before income taxes	895	1,815	1,690	1,564	1,737	4,400	4,785
Provision for income taxes	96	262	209	210	285	567	832
Net income	799	1,553	1,481	1,354	1,452	3,833	3,953
Preferred stock dividends and other	115	34	104	65	104	253	268
Net income available to common shareholders	$684	$1,519	$1,377	$1,289	$1,348	$3,580	$3,685
Earnings Per Common Share
Basic EPS	$0.57	$1.24	$1.10	$1.02	$1.05	$2.92	$2.85
Diluted EPS	0.56	1.23	1.09	1.00	1.04	2.88	2.82
Weighted Average Shares Outstanding
Basic	1,210,179	1,224,867	1,248,628	1,267,341	1,280,571	1,227,751	1,293,341
Diluted	1,226,342	1,239,040	1,266,572	1,285,078	1,296,666	1,243,918	1,308,676

Consolidated Ending Balance Sheets - Five Quarter Trend

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2026	2026	2026	2025	2025
Assets
Cash and due from banks	$4,230	$4,707	$4,294	$4,967	$4,329
Interest-bearing deposits with banks	41,242	34,581	31,903	31,410	32,523
Securities borrowed or purchased under agreements to resell	3,903	4,431	4,047	3,200	2,981
Trading assets at fair value	5,218	5,288	5,235	5,790	5,731
AFS securities at fair value	61,523	67,651	65,430	65,042	65,522
HTM securities at amortized cost	48,666	46,351	46,436	47,186	48,022
Loans and leases:
Commercial:
Commercial and industrial	167,316	168,826	169,247	167,808	163,607
CRE	25,897	25,479	24,447	23,720	22,414
Commercial construction	7,458	7,372	7,620	7,783	8,027
Consumer:
Residential mortgage	58,203	56,632	56,297	56,807	57,623
Home equity	9,687	9,677	9,633	9,719	9,618
Indirect auto	17,092	23,840	25,054	25,659	25,490
Other consumer	33,486	33,164	32,097	32,181	32,070
Credit card	4,791	4,806	4,843	4,918	4,889
Total loans and leases held for investment	323,930	329,796	329,238	328,595	323,738
Loans held for sale	1,558	2,477	2,174	1,883	1,925
Total loans and leases	325,488	332,273	331,412	330,478	325,663
Allowance for loan and lease losses	(4,063)	(4,983)	(5,026)	(5,030)	(4,988)
Premises and equipment	3,257	3,177	3,145	3,172	3,176
Goodwill	17,125	17,125	17,125	17,125	17,125
Core deposit and other intangible assets	1,067	1,130	1,192	1,256	1,328
Loan servicing rights at fair value	5,066	4,293	4,112	3,972	3,776
Other assets	41,474	39,999	39,670	38,970	38,663
Total assets	$554,196	$556,023	$548,975	$547,538	$543,851
Liabilities
Deposits:
Noninterest-bearing deposits	$103,325	$104,341	$105,460	$105,092	$106,197
Interest checking	137,313	130,421	123,257	117,830	109,827
Money market and savings	133,535	133,688	135,702	139,044	135,931
Time deposits	39,060	40,929	39,662	38,432	42,952
Total deposits	413,233	409,379	404,081	400,398	394,907
Short-term borrowings	12,415	26,885	27,441	27,839	29,376
Long-term debt	53,373	42,976	41,622	41,963	41,729
Other liabilities	13,703	12,688	11,617	12,149	12,193
Total liabilities	492,724	491,928	484,761	482,349	478,205
Shareholders’ Equity:
Preferred stock	5,411	5,411	4,916	4,916	5,907
Common stock	5,992	6,108	6,229	6,312	6,396
Additional paid-in capital	30,613	31,616	32,610	33,663	34,278
Retained earnings	27,728	27,676	26,796	26,067	25,438
Accumulated other comprehensive loss	(8,272)	(6,716)	(6,337)	(5,769)	(6,373)
Total shareholders’ equity	61,472	64,095	64,214	65,189	65,646
Total liabilities and shareholders’ equity	$554,196	$556,023	$548,975	$547,538	$543,851

Average Balances and Rates - Quarters

	Quarter Ended
	September 30, 2026			June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,772	$151	4.34%	$13,454	$145	4.32%	$13,138	$145	4.48%	$13,275	$162	4.82%	$13,351	$174	5.18%
GSE	452	5	3.99	464	4	3.84	474	5	3.98	478	4	3.80	458	4	3.86
Agency MBS	102,259	723	2.83	103,367	717	2.78	102,089	696	2.73	103,591	727	2.81	104,998	760	2.89
States and political subdivisions	342	4	4.27	347	4	4.27	347	3	4.30	349	4	4.27	358	3	4.19
Other	1,608	15	3.83	506	3	2.12	70	—	1.65	14	—	4.42	15	1	4.50
Total securities	118,433	898	3.03	118,138	873	2.96	116,118	849	2.93	117,707	897	3.04	119,180	942	3.16
Loans and leases:
Commercial:
Commercial and industrial	165,989	2,177	5.21	168,817	2,211	5.25	166,636	2,179	5.30	163,990	2,267	5.49	162,207	2,312	5.66
CRE	25,493	366	5.63	24,938	349	5.56	24,165	339	5.64	23,205	354	5.99	21,171	336	6.25
Commercial construction	7,515	115	6.29	7,455	112	6.18	7,845	117	6.21	8,015	129	6.52	8,258	139	6.84
Consumer:
Residential mortgage	57,286	610	4.25	56,342	585	4.15	56,458	582	4.13	57,100	589	4.13	57,676	598	4.15
Home equity	9,663	170	6.99	9,656	169	7.02	9,666	167	6.99	9,679	176	7.24	9,588	182	7.51
Indirect auto	21,406	368	6.81	24,430	429	7.06	25,342	443	7.08	25,639	469	7.27	24,964	459	7.29
Other consumer	33,360	700	8.32	32,661	679	8.33	32,053	662	8.38	32,181	677	8.35	31,714	668	8.36
Credit card	4,811	134	11.07	4,863	133	10.93	4,857	129	10.79	4,956	136	10.89	4,915	146	11.74
Total loans and leases held for investment	325,523	4,640	5.66	329,162	4,667	5.68	327,022	4,618	5.71	324,765	4,797	5.87	320,493	4,840	6.00
Loans held for sale	3,935	93	9.41	2,587	35	5.54	1,950	26	5.24	1,972	28	5.64	1,577	24	6.18
Total loans and leases	329,458	4,733	5.71	331,749	4,702	5.68	328,972	4,644	5.71	326,737	4,825	5.87	322,070	4,864	6.00
Interest earning trading assets	5,341	69	5.27	5,618	75	5.32	5,807	74	5.09	6,015	82	5.38	5,991	86	5.70
Other earning assets(3)	38,198	374	3.85	36,956	363	3.89	35,457	333	3.77	34,138	359	4.13	38,765	445	4.50
Total earning assets	491,430	6,074	4.91	492,461	6,013	4.89	486,354	5,900	4.90	484,597	6,163	5.05	486,006	6,337	5.18
Nonearning assets	58,336			58,004			57,767			57,636			55,819
Total assets	$549,766			$550,465			$544,121			$542,233			$541,825
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$131,507	747	2.25	$123,556	652	2.12	$120,110	619	2.09	$112,313	618	2.18	$109,244	677	2.46
Money market and savings	137,166	599	1.73	136,423	608	1.79	136,106	609	1.81	138,114	677	1.95	136,515	755	2.19
Time deposits	39,072	301	3.06	41,270	315	3.06	39,337	297	3.06	40,031	338	3.35	45,090	403	3.54
Total interest-bearing deposits	307,745	1,647	2.12	301,249	1,575	2.10	295,553	1,525	2.09	290,458	1,633	2.23	290,849	1,835	2.50
Short-term borrowings	18,595	186	3.96	28,893	286	3.97	30,669	286	3.78	29,128	300	4.08	26,796	299	4.42
Long-term debt	45,134	534	4.73	40,640	485	4.77	37,141	445	4.80	39,138	481	4.91	41,458	523	5.04
Total interest-bearing liabilities	371,474	2,367	2.53	370,782	2,346	2.54	363,363	2,256	2.51	358,724	2,414	2.67	359,103	2,657	2.94
Noninterest-bearing deposits	102,954			103,620			103,371			105,552			105,751
Other liabilities	12,028			12,275			12,593			12,619			11,922
Shareholders’ equity	63,310			63,788			64,794			65,338			65,049
Total liabilities and shareholders’ equity	$549,766			$550,465			$544,121			$542,233			$541,825
Average interest-rate spread			2.38			2.35			2.39			2.38			2.24

Net interest income / net interest margin -TE(2)		$3,707	3.00%		$3,667	2.98%		$3,644	3.02%		$3,749	3.07%		$3,680	3.01%
TE adjustment(2)		44			46			45			49			51
Net interest income		$3,663			$3,621			$3,599			$3,700			$3,629
Memo: Total deposits	$410,699	1,647	1.59%	$404,869	1,575	1.56%	$398,924	1,525	1.55%	$396,010	1,633	1.64%	$396,600	1,835	1.84%
(1)Represents daily average balances. Unrealized gains and losses on AFS securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts related to interest income and yields are on a TE basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends. A reconciliation of net interest income - TE to net interest income is included within the table above. NIM – TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	September 30, 2026			September 30, 2025
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,457	$441	4.38%	$14,078	$546	5.19%
GSE	463	14	3.94	461	13	3.78
Agency MBS	102,572	2,136	2.78	106,752	2,309	2.88
States and political subdivisions	345	11	4.28	366	11	4.20
Other	735	18	3.34	15	1	4.59
Total securities	117,572	2,620	2.97	121,672	2,880	3.16
Loans and leases:
Commercial:
Commercial and industrial	167,145	6,567	5.25	158,663	6,758	5.69
CRE	24,870	1,054	5.61	20,235	946	6.20
Commercial construction	7,604	344	6.23	8,533	428	6.84
Consumer:
Residential mortgage	56,698	1,777	4.18	56,715	1,739	4.09
Home equity	9,662	506	7.00	9,581	537	7.49
Indirect auto	23,712	1,240	6.99	24,129	1,312	7.27
Other consumer	32,696	2,041	8.35	30,474	1,904	8.36
Credit card	4,843	396	10.93	4,885	423	11.57
Total loans and leases held for investment	327,230	13,925	5.69	313,215	14,047	5.99
Loans held for sale	2,832	154	7.25	1,318	60	6.09
Total loans and leases	330,062	14,079	5.70	314,533	14,107	5.99
Interest earning trading assets	5,587	218	5.22	5,840	254	5.80
Other earning assets(3)	36,879	1,070	3.84	39,059	1,334	4.51
Total earning assets	490,100	17,987	4.90	481,104	18,575	5.15
Nonearning assets	58,038			55,775
Total assets	$548,138			$536,879
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$125,100	2,018	2.16	$111,548	2,043	2.45
Money market and savings	136,569	1,816	1.78	136,339	2,249	2.21
Time deposits	39,892	913	3.06	42,448	1,123	3.54
Total interest-bearing deposits	301,561	4,747	2.10	290,335	5,415	2.49
Short-term borrowings	26,008	758	3.89	27,777	927	4.46
Long-term debt	41,001	1,464	4.77	36,063	1,363	5.04
Total interest-bearing liabilities	368,570	6,969	2.53	354,175	7,705	2.91
Noninterest-bearing deposits	103,313			106,110
Other liabilities	12,296			12,151
Shareholders’ equity	63,959			64,443
Total liabilities and shareholders’ equity	$548,138			$536,879
Average interest-rate spread			2.37			2.24

Net interest income / net interest margin -TE(2)		$11,018	3.00%		$10,870	3.01%
TE adjustment(2)		135			147
Net interest income		$10,883			$10,723
Memo: Total deposits	$404,874	4,747	1.57%	$396,445	5,415	1.83%
(1)Represents daily average balances. Unrealized gains and losses on AFS securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts related to interest income and yields are on a TE basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends. A reconciliation of net interest income - TE to net interest income is included within the table above. NIM – TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2026	2026	2026	2025	2025
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$733	$657	$738	$839	$800
CRE	43	43	21	47	98
Commercial construction	18	22	23	41	42
Consumer:
Residential mortgage	225	231	231	213	196
Home equity	94	98	101	99	103
Indirect auto	101	569	455	267	247
Other consumer	79	72	73	71	66
Total nonaccrual loans and leases held for investment	1,293	1,692	1,642	1,577	1,552
Loans held for sale	15	—	79	—	19
Total nonaccrual loans and leases	1,308	1,692	1,721	1,577	1,571
Foreclosed real estate	4	5	6	3	4
Other foreclosed property	26	51	58	53	54
Total nonperforming assets	$1,338	$1,748	$1,785	$1,633	$1,629
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$—	$2	$4	$3	$3
CRE	—	3	—	—	—
Consumer:
Residential mortgage - government guaranteed	568	560	609	532	438
Residential mortgage - nonguaranteed	46	33	39	38	41
Home equity	6	8	7	7	6
Other consumer	19	25	26	28	27
Credit card	64	67	75	76	69
Total loans 90 days past due and still accruing	$703	$698	$760	$684	$584
Loans 30-89 Days Past Due and Still Accruing
Commercial:
Commercial and industrial	$229	$142	$260	$127	$73
CRE	14	95	42	25	6
Commercial construction	14	—	10	36	5
Consumer:
Residential mortgage - government guaranteed	298	311	263	329	327
Residential mortgage - nonguaranteed	371	354	293	357	344
Home equity	56	52	57	69	54
Indirect auto	210	521	508	679	620
Other consumer	254	232	240	281	241
Credit card	66	67	70	77	73
Total loans 30-89 days past due and still accruing	$1,512	$1,774	$1,743	$1,980	$1,743

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2026	2026	2026	2025	2025
Asset Quality Ratios
Nonperforming loans and leases as a percentage of loans and leases	0.40%	0.51%	0.50%	0.48%	0.48%
Nonperforming loans and leases(1) as a percentage of total loans and leases(1)	0.40	0.51	0.52	0.48	0.48
Nonperforming assets(1) as a percentage of total assets	0.24	0.31	0.33	0.30	0.30
Nonperforming assets(1) as a percentage of loans and leases plus foreclosed property	0.41	0.53	0.52	0.50	0.50
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.22	0.21	0.23	0.21	0.18
Loans 90 days or more past due and still accruing as a percentage of loans and leases, excluding government guaranteed loans	0.04	0.04	0.05	0.05	0.05
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.47	0.54	0.53	0.60	0.54
Allowance for loan and lease losses as a percentage of loans and leases	1.25	1.51	1.53	1.53	1.54
Ratio of allowance for loan and lease losses to:
Net charge-offs (annualized)(2)	1.6X	3.0X	2.5X	2.7X	3.3X
Nonperforming loans and leases	3.1X	2.9X	3.1X	3.2X	3.2X
(1)Nonperforming assets and total loans and leases include loans held for sale.
(2)Includes $251 million of net charge-offs upon the transfer of RAC loans to LHFS in the third quarter of 2026. Additionally includes $66 million of net charge-offs prior to their transfer to LHFS, for the three months ended September 30, 2026.

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2026	2025
Asset Quality Ratios(1)
Net charge-offs as a percentage of average loans and leases				0.63%	0.53%
Ratio of allowance for loan and lease losses to net charge-offs				2.0X	3.0X
Applicable ratios are annualized.
(1)Includes $251 million of net charge-offs upon the transfer of RAC loans to LHFS in the third quarter of 2026. Additionally includes $259 million of net charge-offs prior to their transfer to LHFS, for the nine months ended September 30, 2026.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
(Dollars in millions)	2026	2026	2026	2025	2025	2026	2025
Allowance for Credit Losses
Beginning balance	$5,316	$5,335	$5,347	$5,305	$5,253	$5,347	$5,161
Provision (benefit) for credit losses(1)	(253)	395	479	512	436	621	1,382
Charge-offs:
Commercial:
Commercial and industrial	(125)	(137)	(142)	(141)	(98)	(404)	(320)
CRE	—	(1)	(7)	(14)	(25)	(8)	(133)
Commercial construction	(2)	(1)	(17)	—	—	(20)	—
Consumer:
Residential mortgage	(1)	(1)	(1)	(3)	(1)	(3)	(3)
Home equity	(3)	(3)	(3)	(2)	(2)	(9)	(8)
Indirect auto(2)	(358)	(135)	(158)	(160)	(150)	(651)	(431)
Other consumer	(170)	(168)	(184)	(178)	(155)	(522)	(455)
Credit card	(62)	(70)	(71)	(67)	(49)	(203)	(193)
Total charge-offs	(721)	(516)	(583)	(565)	(480)	(1,820)	(1,543)
Recoveries:
Commercial:
Commercial and industrial	19	22	16	23	20	57	75
CRE	—	1	3	6	2	4	12
Commercial construction	—	1	1	1	—	2	1
Consumer:
Residential mortgage	1	1	2	1	2	4	4
Home equity	4	3	3	3	5	10	13
Indirect auto	22	29	25	24	25	76	78
Other consumer	35	35	33	28	31	103	92
Credit card	11	10	9	9	10	30	33
Total recoveries	92	102	92	95	95	286	308
Net charge-offs	(629)	(414)	(491)	(470)	(385)	(1,534)	(1,235)
Other	(1)	—	—	—	1	(1)	(3)
Ending balance	$4,433	$5,316	$5,335	$5,347	$5,305	$4,433	$5,305
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,063	$4,983	$5,026	$5,030	$4,988
Reserve for unfunded lending commitments	370	333	309	317	317
Allowance for credit losses	$4,433	$5,316	$5,335	$5,347	$5,305
(1)Includes benefit of $581 million for the three months ended September 30, 2026 from the release of ACL following the recognition of held for sale-related charge-offs resulting from the RAC loan sale.
(2)Includes $251 million of net charge-offs upon the transfer of RAC loans to LHFS in the third quarter of 2026. Additionally includes $66 million and $259 million of net charge-offs prior to their transfer to LHFS, for the three and nine months ended September 30, 2026, respectively.

	Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
	2026	2026	2026	2025	2025	2026	2025
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.25%	0.27%	0.31%	0.29%	0.19%	0.28%	0.21%
CRE	—	—	0.06	0.14	0.44	0.02	0.80
Commercial construction	0.12	(0.01)	0.84	(0.04)	(0.03)	0.33	(0.02)
Consumer:
Residential mortgage	—	—	(0.01)	0.01	—	—	—
Home equity	(0.04)	0.02	(0.02)	(0.04)	(0.11)	(0.01)	(0.07)
Indirect auto(1)	6.23	1.73	2.14	2.10	1.99	3.24	1.96
Other consumer	1.61	1.63	1.91	1.84	1.55	1.72	1.60
Credit card	4.21	4.97	5.15	4.64	3.13	4.78	4.38
Total net charge-offs (recoveries) as a percentage of average loans and leases(1)	0.77	0.50	0.61	0.57	0.48	0.63	0.53
Ratios are annualized.
(1)Includes $251 million of net charge-offs upon the transfer of RAC loans to LHFS in the third quarter of 2026. Additionally includes $66 million and $259 million of net charge-offs prior to their transfer to LHFS, for the three and nine months ended September 30, 2026, respectively.

Segment Financial Performance - Preliminary

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2026	2026	2026	2025	2025
Consumer and Small Business Banking
Net interest income (expense)	$1,670	$1,625	$1,606	$1,622	$1,571
Net intersegment interest income (expense)	1,047	979	886	862	850
Segment net interest income (expense)	2,717	2,604	2,492	2,484	2,421
Allocated provision (benefit) for credit losses	(299)	307	374	431	400
Noninterest income	468	529	529	520	530
Personnel expense	459	443	433	443	449
Amortization of intangibles	33	33	34	37	38
Other direct noninterest expense	319	312	293	288	281
Direct noninterest expense	811	788	760	768	768
Expense allocations	988	933	920	932	942
Total noninterest expense	1,799	1,721	1,680	1,700	1,710
Income (loss) before income taxes	1,685	1,105	967	873	841
Provision (benefit) for income taxes	409	271	238	212	205
Segment net income (loss)	$1,276	$834	$729	$661	$636

Wholesale Banking
Net interest income (expense)	$1,878	$1,941	$1,921	$2,018	$2,029
Net intersegment interest income (expense)	(317)	(409)	(411)	(401)	(451)
Segment net interest income (expense)	1,561	1,532	1,510	1,617	1,578
Allocated provision for credit losses	47	90	105	82	36
Noninterest income	1,215	1,159	1,069	1,134	1,142
Personnel expense	632	626	612	668	598
Amortization of intangibles	29	30	30	33	34
Other direct noninterest expense	185	200	187	188	199
Direct noninterest expense	846	856	829	889	831
Expense allocations	551	528	521	471	487
Total noninterest expense	1,397	1,384	1,350	1,360	1,318
Income (loss) before income taxes	1,332	1,217	1,124	1,309	1,366
Provision (benefit) for income taxes	284	256	232	270	283
Segment net income (loss)	$1,048	$961	$892	$1,039	$1,083

Other, Treasury & Corporate(1)
Net interest income (expense)	$115	$55	$72	$60	$29
Net intersegment interest income (expense)	(730)	(570)	(475)	(461)	(399)
Segment net interest income (expense)	(615)	(515)	(403)	(401)	(370)
Allocated provision (benefit) for credit losses	(1)	(2)	—	(1)	—
Noninterest income	(1,599)	(44)	(45)	(108)	(114)
Personnel expense	762	723	682	707	701
Amortization of intangibles	—	—	—	—	—
Other direct noninterest expense	686	688	712	806	714
Direct Noninterest Expense	1,448	1,411	1,394	1,513	1,415
Expense Allocations	(1,539)	(1,461)	(1,441)	(1,403)	(1,429)
Total noninterest expense	(91)	(50)	(47)	110	(14)
Income (loss) before income taxes	(2,122)	(507)	(401)	(618)	(470)
Provision (benefit) for income taxes	(597)	(265)	(261)	(272)	(203)
Segment net income (loss)	$(1,525)	$(242)	$(140)	$(346)	$(267)

Total Truist Financial Corporation
Net interest income (expense)	$3,663	$3,621	$3,599	$3,700	$3,629
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,663	3,621	3,599	3,700	3,629
Allocated provision (benefit) for credit losses	(253)	395	479	512	436
Noninterest income	84	1,644	1,553	1,546	1,558
Personnel expense	1,853	1,792	1,727	1,818	1,748
Amortization of intangibles	62	63	64	70	72
Other direct noninterest expense	1,190	1,200	1,192	1,282	1,194
Direct Noninterest Expense	3,105	3,055	2,983	3,170	3,014
Expense Allocations	—	—	—	—	—
Total noninterest expense	3,105	3,055	2,983	3,170	3,014
Income before income taxes	895	1,815	1,690	1,564	1,737
Provision for income taxes	96	262	209	210	285
Net income	$799	$1,553	$1,481	$1,354	$1,452
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2026	2025	2025
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$46,315	$47,488	$47,683	$48,027	$48,031
Tier 1	51,723	52,896	52,596	52,940	53,935
Total	58,502	60,707	60,470	61,255	62,377
Risk-weighted assets	431,752	434,934	440,333	443,257	438,114
Average quarterly assets for leverage ratio	537,657	537,658	530,908	529,156	529,861
Average quarterly assets for supplementary leverage ratio	644,500	645,253	636,907	635,249	635,076
Risk-based capital ratios:
Common equity tier 1	10.7%	10.9%	10.8%	10.8%	11.0%
Tier 1	12.0	12.2	11.9	11.9	12.3
Total	13.6	14.0	13.7	13.8	14.2
Leverage capital ratio	9.6	9.8	9.9	10.0	10.2
Supplementary leverage	8.0	8.2	8.3	8.3	8.5
Common equity per common share	$46.78	$48.04	$47.60	$47.74	$46.70

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2026	2026	2026	2025	2025
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$22	$24	$27	$26	$22
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	82	70	82	77	74
Net MSRs valuation	(7)	5	9	1	9
Total residential mortgage servicing income	75	75	91	78	83
Total residential mortgage income	97	99	118	104	105
Commercial mortgage income:
Commercial mortgage production revenue	11	7	12	12	10
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	5	5	3	2	4
Net MSRs valuation	—	5	—	1	(1)
Total commercial mortgage servicing income	5	10	3	3	3
Total commercial mortgage income	16	17	15	15	13
Total mortgage banking income	$113	$116	$133	$119	$118
Other Mortgage Banking Information
Residential mortgage loan originations	$6,214	$6,824	$5,137	$4,551	$4,743
Residential mortgage servicing portfolio:(1)
Loans serviced for others	267,522	240,764	233,870	228,383	221,274
Bank-owned loans serviced	58,288	57,894	57,386	57,583	58,396
Total servicing portfolio	325,810	298,658	291,256	285,966	279,670
Weighted-average coupon rate on mortgage loans serviced for others	3.80%	3.79%	3.77%	3.77%	3.75%
Weighted-average servicing fee on mortgage loans serviced for others	0.29	0.29	0.29	0.28	0.28

Additional Information
Brokered deposits(2)	$26,226	$26,812	$28,488	$29,835	$28,423

NQDCP income (expense):(3)
Interest income	$—	$—	$(6)	$4	$1
Other income	1	31	(7)	(1)	17
Personnel expense	(1)	(31)	13	(3)	(18)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$54.22	$52.11	$56.20	$50.86	$47.46
Low	46.17	45.83	43.13	40.78	41.98
End of period	46.30	49.82	45.97	49.21	45.72
Banking offices	1,912	1,927	1,927	1,927	1,927
ATMs	2,790	2,820	2,826	2,829	2,837
Full-time equivalent teammates(4)	37,833	37,849	37,877	38,062	38,534
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)Full-time equivalent teammates represents an average for the quarter.

Non-GAAP Reconciliations

Diluted EPS

	Quarter Ended			Year-to-Date
	Sept. 30	June 30	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2026	2026	2025	2026	2025
Net Income (loss) available to common shareholders	$684	$1,519	$1,348	$3,580	$3,685
Gross adjustments:
Securities (gains) losses	1,447	—	—	1,447	19
Reserve recapture for RAC loan sale	(581)	—	—	(581)	—
RAC loan sale impact	106	—	—	106	—
Applicable income taxes related to adjustments:(1)
Securities (gains) losses	(346)	—	—	(346)	(5)
Reserve recapture for RAC loan sale	139	—	—	139	—
RAC loan sale impact	(26)	—	—	(26)	—
Adjusted net income available to common shareholders(2)	$1,423	$1,519	$1,348	$4,319	$3,699

Weighted average shares outstanding - diluted	1,226,342	1,239,040	1,296,666	1,243,918	1,308,676

Diluted EPS	0.56	1.23	1.04	2.88	2.82
Adjusted diluted EPS(2)	1.16	1.23	1.04	3.47	2.83
(1)Calculated using the applicable marginal tax rate.
(2)Adjusted net income available to common shareholders and adjusted diluted EPS are non-GAAP in that these measures exclude selected items, net of tax. Truist’s management uses these measures in its analysis of Truist’s performance. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted diluted EPS due to rounding.

Revenue

	Quarter Ended			Year-to-Date
	Sept. 30	June 30	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2026	2026	2025	2026	2025
Revenue(1)	$3,747	$5,265	$5,187	$14,164	$15,073
Taxable equivalent adjustment	44	46	51	135	147
Revenue - taxable equivalent(1)(2)	$3,791	$5,311	$5,238	$14,299	$15,220
Securities (gains) losses	1,447	—	—	1,447	19
Loss on RAC loan sale	66	—	—	66	—
Adjusted revenue - TE(1)(2)	$5,304	$5,311	$5,238	$15,812	$15,239
(1)Revenue is defined as net interest income plus noninterest income.
(2)Adjusted revenue includes a taxable-equivalent adjustment utilizing the federal income tax rate of 21% for certain tax-exempt instruments. Adjusted revenue additionally excludes selected items. Truist’s management uses this measure in its analysis of Truist’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Pre-Provision Net Revenue

	Quarter Ended			Year-to-Date
	Sept. 30	June 30	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2026	2026	2025	2026	2025
Net income	$799	$1,553	$1,452	$3,833	$3,953
Provision (benefit) for credit losses	(253)	395	436	621	1,382
Provision for income taxes	96	262	285	567	832
Taxable-equivalent adjustment	44	46	51	135	147
PPNR(1)	686	2,256	2,224	5,156	6,314
Securities (gains) losses	1,447	—	—	1,447	19
RAC loan sale impact	106	—	—	106	—
Adjusted PPNR(1)	$2,239	$2,256	$2,224	$6,709	$6,333
(1)PPNR is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes and includes a taxable-equivalent adjustment utilizing the federal income tax rate of 21% for certain tax-exempt instruments. Adjusted PPNR is a non-GAAP measure that additionally excludes selected items. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods.

Return on Average Tangible Common Shareholders’ Equity

	Quarter Ended			Year-to-Date
	Sept. 30	June 30	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2026	2026	2025	2026	2025
Net income available to common shareholders	$684	$1,519	$1,348	$3,580	$3,685
Amortization of intangibles	62	63	72	189	220
Applicable income taxes related to the amortization of intangibles(1)	(15)	(15)	(18)	(45)	(53)
Tangible net income available to common shareholders(2)	731	1,567	1,402	3,724	3,852
Gross adjustments:
Securities (gains) losses	1,447	—	—	1,447	19
Reserve recapture for RAC loan sale	(581)	—	—	(581)	—
RAC loan sale impact	106	—	—	106	—
Applicable income taxes related to adjustments:(1)
Securities (gains) losses	(346)	—	—	(346)	(5)
Reserve recapture for RAC loan sale	139	—	—	139	—
RAC loan sale impact	(26)	—	—	(26)	—
Total adjustments, net of tax	739	—	—	739	14
Adjusted tangible net income available to common shareholders(2)	$1,470	$1,567	$1,402	$4,463	$3,866

Average common shareholders’ equity	$57,899	$58,616	$59,141	$58,791	$58,535
Average intangible assets	(18,258)	(18,321)	(18,528)	(18,321)	(18,595)
Applicable deferred taxes related to intangible assets(1)	398	401	415	401	418
Average tangible common shareholders’ equity(2)	$40,039	$40,696	$41,028	$40,871	$40,358

ROCE	4.7%	10.4%	9.0%	8.1%	8.4%
ROTCE(2)	7.2	15.4	13.6	12.2	12.8
Adjusted ROTCE(2)	14.6	15.4	13.6	14.6	12.8
(1)Calculated using the applicable marginal tax rate.
(2)Tangible net income available to common shareholders, average tangible common shareholders’ equity, and ROTCE are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes. Adjusted tangible net income available to common shareholders and adjusted ROTCE are non-GAAP measures that additionally exclude other selected items. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Tangible Book Value per Common Share

	Sept. 30	June 30	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2025
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$61,472	$64,095	$65,646
Preferred stock	(5,411)	(5,411)	(5,907)
Common shareholders’ equity	56,061	58,684	59,739
Intangible assets	(18,223)	(18,287)	(18,489)
Applicable deferred taxes related to intangible assets(2)	397	400	413
Tangible common equity	$38,235	$40,797	$41,663

Outstanding shares at end of period	1,198,488	1,221,626	1,279,246
Common equity per common share	$46.78	$48.04	$46.70
TBVPS	31.90	33.40	32.57
(1)Tangible common equity and related measures are non-GAAP measures that exclude preferred stock and intangible assets, net of deferred taxes. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.